Exhibit 1


                            JOINT FILING AGREEMENT
                          Dated as of March 17, 2003


         In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of MatlinPatterson LLC, MatlinPatterson Asset Management LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Global Partners LLC, MatlinPatterson Global Opportunities Partners L.P., MatlinPatterson Global Opportunities Partners (Bermuda) L.P., MatlinPatterson Global Opportunities Partners B, L.P., David J. Matlin and Mark R. Patterson, on behalf of each of them a statement on Schedule 13D (including amendments thereto) with respect to shares of common stock, par value $0.01 per share, of Polymer Group, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 17th day of March 2003.


                                      MATLINPATTERSON LLC


                                      By:  /s/ Mark R. Patterson
                                          -----------------------------------
                                             Name:  Mark R. Patterson
                                             Title: Member


                                      MATLINPATTERSON ASSET MANAGEMENT LLC

                                      By:  /s/ Mark R. Patterson
                                          -----------------------------------
                                             Name:  Mark R. Patterson
                                             Title: Chairman


                                      MATLINPATTERSON GLOBAL ADVISERS LLC


                                      By:  /s/ Mark R. Patterson
                                          -----------------------------------
                                             Name:  Mark R. Patterson
                                             Title: Chairman


                                (Page 1 of 3)

                                      MATLINPATTERSON GLOBAL PARTNERS LLC


                                      By:  /s/ Mark R. Patterson
                                          ------------------------------------
                                             Name:  Mark R. Patterson
                                             Title: Director


                                      MATLINPATTERSON GLOBAL
                                      OPPORTUNITIES PARTNERS L.P.

                                      By: MatlinPatterson Global Partners LLC


                                      By:  /s/ Mark R. Patterson
                                          ------------------------------------
                                             Name:  Mark R. Patterson
                                             Title: Director

                                      MATLINPATTERSON GLOBAL
                                      OPPORTUNITIES PARTNERS B, L.P.

                                      By: MatlinPatterson Global Partners LLC


                                      By:  /s/ Mark R. Patterson
                                          ------------------------------------
                                             Name:  Mark R. Patterson
                                             Title: Director


                                      MATLINPATTERSON  GLOBAL
                                      OPPORTUNITIES PARTNERS (BERMUDA) L.P.

                                      By: MatlinPatterson Global Partners LLC


                                      By:  /s/ Mark R. Patterson
                                          ------------------------------------
                                             Name:  Mark R. Patterson
                                             Title: Director


                                (Page 2 of 3)

                                      DAVID J. MATLIN


                                      By:   /s/ David J. Matlin
                                           -----------------------------------
                                             Name:  David J. Matlin

                                      MARK R. PATTERSON


                                      By:   /s/ Mark R. Patterson
                                           -----------------------------------
                                             Name:  Mark R. Patterson


                                (Page 3 of 3)